                                                                    Exhibit 99.1

                                 SonicWALL, Inc.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
        Excluding Amortization of Goodwill and Other Acquisition-Related
                      Charges and Stock Based Compensation
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                     Three Months Ended         Nine Months Ended
                                September 30, September 30, September 30, September 30,
                                     2001           2000         2001        2000

Revenue:
 Product                           $21,362        $15,798      $62,426      $42,308
 License and
  Service                            6,399          2,607       16,466        5,977
                                   --------       --------     --------     --------
    Total Revenue                   27,761         18,405       78,892       48,285

Cost of Revenue:
 Product                             6,081          4,259       17,856       11,887
 License and
  Service                              423             78          955          171
                                   --------       --------     --------     --------
    Total Cost
     of Revenue                      6,504          4,337       18,811       12,058
                                   --------       --------     --------     --------
Gross Margin                        21,257         14,068       60,081       36,227
                                   --------       --------     --------     --------
Operating Expenses:
 Research and development            5,103          2,533       15,576        7,035
 Sales and marketing                 7,973          3,816       22,352        9,972
 General and
  administrative                     2,472          1,414        6,764        3,480
                                   --------       --------     --------     --------
    Total Operating
     Expenses                       15,548          7,763       44,692       20,487
                                   --------       --------     --------     --------
Income from Operations               5,709          6,305       15,389       15,740
Other Income, net                    2,072          2,897        7,592        7,204
                                   --------       --------     --------     --------

Income Before Taxes                  7,781          9,202       22,981       22,944
Provision for
 Income Taxes                       (2,529)        (3,129)      (7,373)      (7,939)
                                   --------       --------     --------     --------
Net Income                         $ 5,252        $ 6,073      $15,608      $15,005
                                   ========       ========     ========     ========
Net Income
 Per Share:
     Basic                          $ 0.08          $0.12       $ 0.24        $0.30
     Diluted                        $ 0.08          $0.11       $ 0.23        $0.27

Shares Used in
 Per Share Calculations:
     Basic                          65,232         51,886       63,851       50,356
     Diluted                        69,408         57,683       68,388       56,226

The above pro forma amounts have been adjusted to exclude the following items:

Amortization of goodwill
 and intangibles                   $10,919        $    --      $31,858      $    --
Stock based
 compensation                          628            330        2,480        3,325
Income tax effect                   (1,091)            --       (2,627)          --
                                   --------       --------     --------     -------
Net effect of pro
 forma adjustments                 $10,456        $   330      $31,711      $ 3,325

                                 SonicWALL, Inc.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)
                                   (Unaudited)


                                      Three Months Ended          Nine Months Ended
                                 September 30,  September 30, September 30, September 30,
                                      2001           2000         2001          2000
Revenue:
 Product                            $21,362        $15,798      $62,426       $42,308
 License and
  Service                             6,399          2,607       16,466         5,977
                                    --------       --------     --------      --------
    Total Revenue                    27,761         18,405       78,892        48,285

Cost of Revenue:
 Product                              6,081          4,259       17,856        11,887
 License and
  Service                               423             78          955           171
                                    --------       --------     --------      --------
    Total Cost
     of Revenue                       6,504          4,337       18,811        12,058
                                    --------       --------     --------      --------

Gross Margin                         21,257         14,068       60,081        36,227
                                    --------       --------     --------      --------

Operating Expenses:
 Research and development             5,103          2,533       15,576         7,035
 Sales and marketing                  7,973          3,816       22,352         9,972
 General and
  administrative                      2,472          1,414        6,764         3,480
 Amortization of goodwill
  and intangibles                    10,919             --       31,858            --
 Stock based
  compensation                          628            330        2,480         3,325
                                    --------       --------     --------      --------
    Total Operating
     Expenses                        27,095          8,093       79,030        23,812
                                    --------       --------     --------      --------

Income (Loss)
 from Operations                     (5,838)         5,975      (18,949)       12,415
Other Income, net                     2,072          2,897        7,592         7,204
                                    --------       --------     --------      --------
Income (Loss)
 Before Taxes                        (3,766)         8,872      (11,357)       19,619
Provision for
 Income Taxes                        (1,438)        (3,129)      (4,746)       (7,939)
                                    --------       --------    ---------      --------
Net Income (Loss)                   $(5,204)        $5,743     $(16,103)      $11,680
                                    ========       ========    =========      ========
Net Income (Loss)
 Per Share:
     Basic                           $(0.08)         $0.11       $(0.25)        $0.23
     Diluted                         $(0.08)         $0.10       $(0.25)        $0.21

Shares Used in
 Per Share Calculations:
     Basic                           65,232         51,886       63,851        50,356
     Diluted                         65,232         57,683       63,851        56,226

                             SonicWALL, Inc.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)



                                      September 30,  December 31,
                                          2001           2000
                                       (Unaudited)
            ASSETS
Current Assets:
Cash and cash equivalents               $ 77,147      $ 140,287
Short term investments                   156,429         79,257
Accounts receivable, net                  15,119         11,541
Inventories                                5,295          2,509
Prepaid expenses and other                 3,519          2,192
Deferred tax asset                        20,560         19,171
                                        --------       --------
    Total Current Assets                 278,069        254,957

Property and Equipment, net                6,568          3,831
Goodwill and other intangibles           223,428        228,711
Other Assets                                 347            618
                                        --------       --------
                                        $508,412       $488,117
                                        ========       ========

            LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Accounts payable                         $ 6,438         $7,867
Accrued compensation
 and related benefits                      3,623          4,561
Other accrued liabilities                  9,846          8,501
Income taxes payable                       1,850          2,192
Deferred revenue                          12,684          8,812
                                        --------       --------
    Total Current Liabilities             34,441         31,933

Deferred tax liability                    18,588         20,426
                                        --------       --------
Total liabilities                         53,029         52,359

Shareholders' Equity                     455,383        435,758
                                        --------       --------
                                        $508,412       $488,117
                                        ========       ========